UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 7, 2018

Asterias Biotherapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36646	46-1047971

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Dumbarton Circle
Fremont, CA 94555
(Address of principal executive offices)

(510) 456-3800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into Material Definitive Agreement.

On November 7, 2018, Asterias Biotherapeutics, Inc. (“Asterias”), BioTime, Inc. (“BioTime”), and Patrick Merger Sub, Inc., a newly formed wholly owned subsidiary of BioTime (“Merger Sub”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into Asterias (the “Merger”) with Asterias as the surviving entity.

Merger Agreement

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), by virtue of the Merger and without any action on the part of any Asterias stockholder, each share of common stock of Asterias, par value $0.0001 per share (“Asterias Common Stock”), will be converted into the right to receive 0.71 voting common shares of BioTime (the “Exchange Ratio”), no par value per share (“BioTime Common Shares”). Outstanding options to purchase shares of Asterias Common Stock pursuant to Asterias’ Amended and Restated 2013 Equity Incentive Plan will be cancelled and extinguished for no consideration and shall cease to exist after the Effective Time. Outstanding shares of Asterias Common Stock underlying Asterias restricted stock units pursuant to Asterias’ Amended and Restated 2013 Equity Incentive Plan shall vest in full immediately prior to the Effective Time and will be cancelled and converted into the right to receive the Exchange Ratio in respect of each share of Asterias Common Stock underlying each Asterias restricted stock unit.

As of November 7, 2018, BioTime owned approximately 40% of outstanding Asterias Common Stock. Previously, Asterias was a majority-owned consolidated subsidiary of BioTime until May 2016 when BioTime deconsolidated Asterias financial statements and results of operations from those of BioTime under applicable generally accepted accounting principles due to the decrease in BioTime’s percentage ownership in Asterias from 57.1% to 48.7% following a sale of common stock by Asterias in a public offering.

The Exchange Ratio was determined as a result of negotiations between a special committee of independent directors of the board of directors of Asterias and a special committee of independent directors of the board of directors of BioTime, with the assistance of separate financial and legal advisors to each special committee. The Merger Agreement, the Merger and the other transactions contemplated in the Merger Agreement have been recommended by the Asterias special committee and the BioTime special committee and unanimously approved by the respective disinterested members of the board of directors of Asterias and BioTime.

Pursuant to the terms of a “go-shop” provision in the Merger Agreement, between the date of the Merger Agreement and December 3, 2018 (the “Go-Shop Period”), Asterias and its representatives may solicit, discuss and negotiate alternative proposals from third parties for the acquisition of Asterias.

Following the expiration of the Go-Shop Period, Asterias will become subject to customary “no shop” restrictions on its and its representatives’ ability to solicit, discuss and negotiate alternative acquisition proposals from third parties (other than certain third parties that submit qualifying proposals during the Go-Shop Period for a limited time period), subject to exceptions for acquisition proposals that the Asterias board of directors and the Asterias special committee have determined constitutes or is reasonably expected to constitute a Superior Proposal (as defined in the Merger Agreement).

Each of Asterias and BioTime has made certain covenants in the Merger Agreement, including, among others: (a) to conduct their respective businesses in the ordinary course consistent with past practice during the interim period between the execution of the Merger Agreement and the consummation of the Merger; (b) not to engage in certain kinds of transactions during such period; (c) to convene and hold meetings of the stockholders and shareholders, respectively, of each of Asterias and BioTime to approve the transaction; and (d) that, subject to certain exceptions, the Boards of Directors of Asterias and BioTime will each recommend that their respective stockholders and shareholders approve the transaction. Pursuant to the Merger Agreement, Don M. Bailey, the Chairman of the Board of Asterias, will join the BioTime Board of Directors and Michael H. Mulroy, the President and Chief Executive Officer of Asterias, will remain on the Board of Directors of BioTime.

Consummation of the Merger is subject to certain conditions, including (a) the adoption of the Merger Agreement by the stockholders of Asterias and the approval by the shareholders of BioTime of the issuance of BioTime Common Shares; (b) absence of any applicable restraining order or injunction prohibiting the Merger; (c) the effectiveness of a registration statement on Form S-4; (d) the absence of material adverse effect with respect to each of Asterias and BioTime; (e) the accuracy of the representations and warranties of each party, subject to specified materiality thresholds; and (f) performance in all material respects by each party of its obligations under the Merger Agreement. The Merger Agreement also contains customary termination provisions and provides that, upon termination of the Merger Agreement, under specified circumstances, including termination by Asterias to enter into a Superior Proposal, Asterias or BioTime, as applicable, would be required to pay the other party a termination fee of $2,000,000 or, under specified circumstances, reimbursable expenses in an amount not to exceed $1,500,000.

The foregoing description of the Merger Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K (this “Current Report”) and incorporated herein by reference. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specified dates, were solely for the benefit of the parties to the Merger Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement. The representations and warranties have been made for the purpose of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties which are different from “materiality” as defined under applicable securities laws. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of BioTime, Asterias or Merger Sub. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the Effective Time, which subsequent information may or may not be fully reflected in public disclosures.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the Merger, Asterias entered into an Amended and Restated Employment Agreement (each, an “Employment Agreement”) on November 7, 2018, with each of (i) Craig Halberstadt, Senior Vice President, Research & Product Development of Asterias, (ii) Edward Wirth, III, Chief Medical Officer of Asterias, and (iii) Ryan Chavez, Chief Financial Officer and General Counsel of Asterias (each, an “Executive”). Each Executive’s Employment Agreement contains provisions entitling him to severance benefits under certain circumstances.

Each Employment Agreement provides that the Executive is entitled to specified severance compensation, bonus and other payments in the event Asterias or its successor in interest terminates the Executive’s employment without Cause (as defined in the Employment Agreement) within twelve months following a Change in Control (summarized below), or if the Executive resigns for Good Reason (summarized below) within twelve months following a Change in Control.

Under each Employment Agreement, Good Reason means, subject to specified notice periods, cure opportunities and other procedural requirements specified in the Employment Agreement: (A) a diminution in the Executive’s base salary; (B) a material change in geographic location at which the Executive must perform services (subject to specified exclusions for a change in Asterias’ office location); (C) any material failure of the successors to Asterias after a Change of Control to perform, or causing Asterias not to perform, Asterias’ obligations under the Employment Agreement; (D) any action or inaction of Asterias that constitutes a material breach of the terms of the Employment Agreement; or (E) any other material adverse change in the Executive’s duties, authorities, responsibilities, or reporting structure.

Under each Employment Agreement, Change of Control means: (A) subject to exclusions specified in the Employment Agreement, the acquisition of voting securities of Asterias by a person or group entitling the holder thereof to elect a majority of the directors of Asterias; (B) the sale of all or substantially all of the assets of Asterias; (C) a merger or consolidation of Asterias with or into another corporation or entity (irrespective of whether Asterias is the surviving corporation in such merger or consolidation) in which the stockholders of Asterias immediately before such merger or consolidation do not own, in substantially the same percentages, voting securities of the surviving corporation or entity (or the ultimate parent of the surviving corporation or entity) entitling them, in the aggregate, to elect a majority of the directors or persons holding similar powers; or (D) a change in the composition of the board occurring within a twelve month period, as a result of which the incumbent directors cease to constitute at least a majority of the board.

Under each Employment Agreement, Cause means: (A) the repeated failure to properly perform the Executive’s job responsibilities after written receipt being notified of such failure to perform, as determined reasonably and in good faith by the board; (B) commission of any act of fraud, gross misconduct or dishonesty with respect to Asterias or any related company; (C) conviction of, or plea of guilty or "no contest" to, any felony, or a crime involving moral turpitude; (D) breach of any provision of the Employment Agreement or any provision of any proprietary information and inventions agreement with Asterias or any related company; (E) failure to follow the lawful directions of the board of directors of Asterias or any related company; (F) chronic alcohol or drug abuse; (G) obtaining, in connection with any transaction in which Asterias, any related company, or any of Asterias’ affiliates is a party, a material undisclosed financial benefit for the Executive or for any member of the Executive’s immediate family or for any corporation, partnership, limited liability company, or trust in which the Executive or any member of the Executive’s immediate family owns a material financial interest; or (H) harassing or discriminating against, or participating or assisting in the harassment of or discrimination against, any employee of Asterias (or a related company or an affiliate of Asterias) based upon gender, race, religion, ethnicity, or nationality.

Each Employment Agreement contains an agreement by Executive to keep confidential certain Confidential Information (as defined in the Employment Agreement) both during and after Executive’s employment and provides that the employment relationship of the Executive with Asterias is at will and may be terminated by the Executive or by Asterias with or without cause at any time by notice given in writing.

The foregoing summary is qualified in its entirety by the full text of the Employment Agreements, which are filed as Exhibit 10.1, Exhibit 10.2, and Exhibit 10.3 to this Current Report, and are incorporated herein by reference.

Item 8.01	Other Events

On November 8, 2018, BioTime and Asterias issued a press release announcing the entry into the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Forward-Looking Statements

Certain statements in this communication, including statements relating to the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement and the combined company’s future financial condition performance and operating results, strategy and plans are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 giving BioTime’s and Asterias’ expectations or predictions of future financial or business performance or conditions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements.

In addition to factors previously disclosed in BioTime’s and Asterias’ reports filed with the U.S. Securities and Exchange Commission (the “SEC”) and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements and historical performance: the ability to obtain regulatory approvals and meet other closing conditions to the Merger, including requisite approval by BioTime’s and Asterias’ shareholders and stockholders, respectively, on a timely basis or at all; delay in closing the Merger; the ultimate outcome and results of integrating the operations of BioTime and Asterias and the ultimate ability to realize synergies and other benefits; business disruption following the Merger; the availability and access, in general, of funds to fund operations and necessary capital expenditures. More information on potential factors that could affect our results is included from time to time in the SEC filings and reports of BioTime and Asterias, including the risks identified under the sections captioned “Risk Factors” in BioTime’s quarterly report on Form 10-Q filed with the SEC on November 8, 2018, Asterias’ annual report on Form 10-K for the year ended December 31, 2017 filed with the SEC on March 15, 2018 and Asterias’ quarterly report on Form 10-Q for the quarter ended September 30, 2018, which Asterias expects to file on November 9, 2018.

No Offer or Solicitation

This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It

This communication is being made in respect of the proposed business combination involving Asterias and BioTime. In connection with the proposed transaction, Asterias and BioTime plan to file documents with the SEC, including the filing by BioTime of a Registration Statement on Form S-4 containing a Joint Proxy Statement/Prospectus and each of BioTime and Asterias plan to file with the SEC other documents regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS OF BIOTIME AND ASTERIAS ARE URGED TO CAREFULLY READ THE JOINT PROXY STATEMENT/PROSPECTUS (WHEN AVAILABLE) AND OTHER DOCUMENTS FILED WITH THE SEC BY BIOTIME AND ASTERIAS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC’s web site at www.sec.gov and by contacting Asterias Investor Relations at (510) 456-3892 or BioTime Investor Relations at (510) 871-4188. Investors and security holders may obtain free copies of the documents filed with the SEC on Asterias’ website at www.asteriasbiotherapeutics.com or BioTime’s website at www.biotimeinc.com or the SEC’s website at www.sec.gov.

Asterias, BioTime and their respective directors and executive officers may be deemed participants in the solicitation of proxies with respect to the proposed transaction. Information regarding the interests of these directors and executive officers in the proposed transaction will be included in the Joint Proxy Statement/Prospectus described above. Additional information regarding the directors and executive officers of Asterias is also included in Asterias’ proxy statement for its 2018 Annual Meeting of Stockholders, which was filed with the SEC on April 30, 2018 and additional information regarding the directors and executive officers of BioTime is also included in BioTime’s proxy statement for its 2018 Annual Meeting of Shareholders, which was filed with the SEC on March 29, 2018, respectively.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit
Number	Title

2.1*	Agreement and Plan of Merger dated November 7, 2018, among BioTime, Inc., Patrick Merger Sub, Inc. and Asterias Biotherapeutics, Inc.
10.1	Amended and Restated Employment Agreement, dated as of November 7, 2018, by and between Asterias Biotherapeutics, Inc. and Craig Halberstadt
10.2	Amended and Restated Employment Agreement, dated as of November 7, 2018, by and between Asterias Biotherapeutics, Inc. and Edward Wirth, III
10.3	Amended and Restated Employment Agreement, dated as of November 7, 2018, by and between Asterias Biotherapeutics, Inc. and Ryan Chavez
99.1	Joint Press Release, dated November 8, 2018, issued by BioTime, Inc. and Asterias Biotherapeutics, Inc.
*
The schedules and exhibits to the merger agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTERIAS BIOTHERAPEUTICS, INC.

Date: November 8, 2018	By:	/s/ Ryan D. Chavez
Chief Financial Officer and General Counsel